Exhibit 99.1

  Columbia Bancorp Reports an Increase in Year-to-Date Net Income of 14.4% and
                      Record Loan Growth to $900.3 Million

    COLUMBIA, Md., July 15 /PRNewswire-FirstCall/ -- Columbia Bancorp
(Nasdaq: CBMD), parent company of The Columbia Bank (the "Bank"), today announced net income for the six months ended June 30, 2004 of $6.09 million ($.82 per diluted share) compared to $5.33 million ($.73 per diluted share) for the same period during 2003, an increase of 14.4%. Returns on average equity were 13.93% and 13.60% for the six months ended June 30, 2004 and 2003, respectively. Return on average assets was 1.16% for the six months ended June 30, 2004 compared to 1.14% for the same period in 2003.
    Net income for the second quarter 2004 totaled $3.11 million ($.42 per diluted share) compared to $2.84 million ($.39 per diluted share) for the second quarter 2003, a 9.7% increase. Returns on average equity for the second quarter 2004 and 2003 were 14.07% and 14.26%, respectively. Returns on average assets for the second quarter 2004 and 2003 were 1.16% and 1.18%, respectively.

     SECOND QUARTER FINANCIAL HIGHLIGHTS

       -- Loans reached a record level of $900.32 million, increasing $149.81 million, or 20.0%, since June 30, 2003. Since December 31, 2003, loans grew $64.84 million, representing an annualized rate of growth of 15.5%.

       -- Customer funding sources (deposits and other short-term borrowings from core customers) grew $63.77 million, or 6.8%, since June 30, 2003.

       -- Assets grew to a record level, totaling $1.13 billion at June 30, 2004.

       -- Credit quality remained strong with nonperforming assets and past due loans totaling only $1.44 million, or .13% of total assets. Net recoveries during the quarter totaled $10,000.

       -- As anticipated, because of increasing interest rates and a corresponding decrease in loan origination volume, income from mortgage-banking activities declined $326,000, or 39.1%, compared to the second quarter 2003.

       -- On June 24, 2004, the Company completed a private offering of $6.0 million of trust preferred securities.

    DETAILED REVIEW OF FINANCIAL PERFORMANCE
    Total assets at June 30, 2004 were $1.13 billion, representing growth of $66.59 million, or 6.3%, since June 30, 2003. Loans, net of unearned income, totaled $900.32 million compared to $750.51 million at June 30, 2003, representing growth of $149.81 million, or 20.0%. Growth in the loan portfolio since June 30, 2003 was supported by strength in all lending activities. Specifically, the real estate development and construction portfolio increased $77.67 million (32.8%), the commercial portfolio, inclusive of commercial mortgage loans, increased $38.41 million (11.1%) and the consumer portfolio increased $33.20 million (22.2%). Customer funding sources, representing deposits plus other short-term borrowings from core customers, increased 6.8% to $1.00 billion at June 30, 2004. Shareholders' equity climbed 9.3% to $88.04 million at June 30, 2004.
    Operating performance through June 30, 2004 was primarily driven by growth in net interest income and containment of noninterest expense. Net interest income increased 5.8% during the second quarter 2004 and 9.2% during the six months ended June 30, 2004 as compared to the corresponding periods of 2003, as a result of continued growth in earning assets, most specifically, the loan portfolio. Modest margin pressure mitigated the impact of growth in earning assets. The net interest margin (FTE) declined .16% during the second quarter 2004 as compared to the second quarter 2003 and .04% during the six months ended June 30, 2004 as compared to the same period in 2003. The pressure on the net interest margin resulted from the Federal Reserve's previous actions to lower short-term rates and, more recently, market driven increases in the cost of funding sources in anticipation of the Federal Reserve's increase in its fed funds target rate of .25% on June 30, 2004. The Company remained asset sensitive at June 30, 2004 and should benefit from the Federal Reserve's action to increase short-term rates. The potential benefit the Company might achieve as a result of a rising interest rate environment may be reduced depending upon the rate at which its cost of funds increases. Noninterest expense rose modestly, increasing 2.3% and 3.4% for the second quarter 2004 and six months ended June 30, 2004, respectively, as compared to the corresponding periods in 2003. The efficiency ratio (FTE) improved to 59.0% during the six months ended June 30, 2004 as the Company continued to effectively leverage its overhead infrastructure. As expected, noninterest income fell $571,000, or 23.4%, during the second quarter 2004 and $768,000, or 17.5%, during the six months ended June 30, 2004, compared to the corresponding periods of 2003 primarily, as a result of a decline in mortgage banking activity. Specifically, mortgage-banking revenue declined $326,000 and $606,000 during the second quarter 2004 and six months ended June 30, 2004, respectively. The Company sold first mortgage loans totaling $44.77 million during the second quarter 2004, compared to $75.22 million during the same period in 2003, and $74.34 million during the six months of 2004, compared to $139.51 million in 2003.
    Asset quality remained very strong at June 30, 2004, with nonperforming assets and past-due loans totaling $1.44 million. As of June 30, 2004, nonperforming assets and past-due loans represented only .13% of total assets. The ratio of nonperforming loans and past-due loans to total loans improved from .20% at June 30, 2003 to .13% at June 30, 2004. Net recoveries totaled $10,000 during the second quarter. Net charge-offs for the six months ended June 30, 2004 totaled $87,000, or .02% of average loans. Reflecting strong asset quality, the provision for loan losses decreased from $1.05 million in 2003 to $500,000 in 2004. At June 30, 2004, the allowance for credit losses totaled $11.24 million, or 1.25% of loans, compared to $9.86 million, or 1.31% of loans at June 30, 2003.
    On June 24, 2004 the Company completed a private offering of $6.0 million of trust preferred securities through a statutory trust formed for that purpose. The Company intends to use the proceeds of the offering for general corporate purposes, including the repurchase of the Company's common stock. During the second quarter 2004, the Company repurchased 55,596 shares of its common stock at a weighted average price per share of $28.64.

    ABOUT COLUMBIA BANCORP
    Columbia Bancorp, headquartered in Columbia, Maryland, is a bank holding company and parent company of The Columbia Bank, a commercial bank. The Columbia Bank currently operates twenty-four banking offices in the Baltimore/Washington Corridor and provides a full range of financial services to consumers and businesses. Columbia Bancorp's Common Stock is traded on the National Market tier of The Nasdaq Stock Market(SM) under the symbol "CBMD".

    NON-GAAP PRESENTATION
    This press release includes disclosure and discussion of a net interest margin and an efficiency ratio reported on a fully tax-equivalent basis ("FTE"). These ratios are non-GAAP financial measures as defined in Securities and Exchange Commission ("SEC") Regulation G and Item 10 of SEC Regulation S-K. Management believes that these measures are better indicators of operating performance than the GAAP-based ratios and better tools for managing net interest income, noninterest income and noninterest expenses. A complete reconciliation of the GAAP-based and non-GAAP information included in this press release is provided in the following schedules. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

    FORWARD-LOOKING STATEMENTS
    Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on Columbia Bancorp's current intent, belief and expectations. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Actual results may differ materially from these forward-looking statements because of interest rate fluctuations, a deterioration of economic conditions in the Baltimore/Washington metropolitan area, a downturn in the real estate market, losses from impaired loans, an increase in nonperforming assets, potential exposure to environmental laws, federal and state bank laws and regulations, the highly competitive nature of the banking industry, a loss of key personnel, changes in accounting standards and other risks described in this filing and the Company's other filings with the Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today's date. Columbia Bancorp undertakes no obligation to update or revise the information contained in this filing whether as a result of new information, future events or circumstances or otherwise. Past results of operations may not be indicative of future results.


                               COLUMBIA BANCORP
                             Financial Highlights
                 (Dollars in Thousands, Except Per-Share Data)
                                  (Unaudited)

                                              As of and Six Months Ended
                                                       June 30,
                                             2004         2003      % Change

    SUMMARY OF OPERATING RESULTS:
        Tax equivalent interest income        $27,211      $25,434       7.0%
        Interest expense                        5,335        5,670      (5.9%)
           Tax equivalent net interest
            income                             21,876       19,764      10.7%
        Tax equivalent adjustment                 548          233     135.2%
           Net interest income                 21,328       19,531       9.2%
        Provision for credit losses               500        1,050     (52.4%)
        Noninterest income                      3,609        4,377     (17.5%)
        Noninterest expense                    15,033       14,534       3.4%
           Income before taxes                  9,404        8,324      13.0%
        Income tax provision                    3,310        2,996      10.5%
        Net income                              6,094        5,328      14.4%

    PER SHARE DATA:
        Net income:
            Basic                               $0.85        $0.75      13.2%
            Diluted                             $0.82        $0.73      12.5%
        Average number of shares
         outstanding:
            Basic                           7,175,939    7,116,714       0.8%
            Diluted                         7,421,715    7,337,212       1.2%
        Book value, at period end              $12.33       $11.31       9.1%
        Tangible book value, at period end      12.33        11.31       9.1%
        Cash dividends declared                 $0.30        $0.25      20.0%

    PERIOD END DATA:
        Loans, net of unearned income        $900,320     $750,509      20.0%
        Investment securities and
         securities available-for-sale        122,430      140,552     (12.9%)
        Assets                              1,126,916    1,060,141       6.3%
        Noninterest-bearing deposits          240,117      197,490      21.6%
        Interest-bearing deposits             650,884      586,507      11.0%
           Total deposits                     891,001      783,997      13.6%
        Customer funding sources (a)        1,001,524      937,758       6.8%
        Stockholders' equity                   88,039       80,538       9.3%

    PERFORMANCE RATIOS:
        Return on average assets                 1.16%        1.14%
        Return on average stockholders'
         equity                                 13.93%       13.60%
        Net interest margin                      4.27%        4.37%
        Net interest margin (FTE)                4.38%        4.42%
        Efficiency ratio (FTE)(c)               58.99%       60.20%

    CAPITAL RATIOS:
        Period-end capital to risk-
         weighted assets:
            Tier 1                               9.45%        9.20%
            Total                               10.58%       10.33%
        Period-end tier 1 leverage ratio         8.79%        8.34%

    ASSET QUALITY:
        Allowance for credit losses to
         loans, net of unearned income, at
         period-end                              1.25%        1.31%
        Net recoveries (charge-offs)             $(87)        $(24)   (262.5%)
        Annualized net recoveries
         (charge-offs) to average loans, net
         of unearned income                     (0.02%)      (0.01%)
        Nonperforming assets:
            Nonaccrual loans                   $1,095         $720      52.1%
            Restructured loans                     --          643    (100.0%)
            Loans 90+ days past due and
             accruing                              91          112     (18.8%)
            Other real estate owned               250           --        na
                Total nonperforming assets     $1,436       $1,475      (2.6%)
        Nonperforming and past due loans
         to total loans, net of unearned
         income, at period-end                   0.13%        0.20%
        Nonperforming assets and past due
         loans to total assets, at period-end    0.13%        0.14%


                               COLUMBIA BANCORP
                             Financial Highlights
                 (Dollars in Thousands, Except Per-Share Data)
                                  (Unaudited)

                                                As of and Three Months Ended
                                                          June 30,
                                                2004         2003    % Change

    SUMMARY OF OPERATING RESULTS:
        Tax equivalent interest income        $13,681      $12,941       5.7%
        Interest expense                        2,755        2,758      (0.1%)
           Tax equivalent net interest
            income                             10,926       10,183       7.3%
        Tax equivalent adjustment                 273          113     141.6%
            Net interest income                10,653       10,070       5.8%
        Provision for credit losses               190          745     (74.5%)
        Noninterest income                      1,872        2,443     (23.4%)
        Noninterest expense                     7,504        7,335       2.3%
            Income before taxes                 4,831        4,433       9.0%
        Income tax provision                    1,718        1,596       7.6%
        Net income                              3,113        2,837       9.7%

    PER SHARE DATA:
        Net income:
            Basic                               $0.43        $0.40       8.5%
            Diluted                              0.42         0.39       7.8%
        Average number of shares
         outstanding:
            Basic                           7,170,585    7,117,805       0.7%
            Diluted                         7,404,762    7,346,462       0.8%
        Book value, at period end
        Tangible book value, at period end
        Cash dividends declared                 $0.15       $0.125      20.0%

    PERIOD END DATA:
        Loans, net of unearned income
        Investment securities and securities
         available-for-sale
        Assets
        Noninterest-bearing deposits
        Interest-bearing deposits
            Total deposits
        Customer funding sources (a)
        Stockholders' equity

    PERFORMANCE RATIOS:
        Return on average assets                 1.16%        1.18%
        Return on average stockholders'
         equity                                 14.07%       14.26%
        Net interest margin                      4.18%        4.40%
        Net interest margin (FTE)                4.29%        4.45%
        Efficiency ratio (FTE) (c)              58.63%       58.09%

    CAPITAL RATIOS:
        Period-end capital to risk-
         weighted assets:
            Tier 1
            Total
        Period-end tier 1 leverage ratio

    ASSET QUALITY:
        Allowance for credit losses to
         loans, net of unearned income, at
         period-end
        Net recoveries (charge-offs)              $10          $21     (52.4%)
        Annualized net recoveries
         (charge-offs) to average loans, net
         of unearned income                      0.00%        0.01%
        Nonperforming assets:
            Nonaccrual loans
            Restructured loans
            Loans 90+ days past due and
             accruing
            Other real estate owned
                Total nonperforming
                 assets
        Nonperforming and past due loans
         to total loans, net of unearned
         income, at period-end
        Nonperforming assets and past due
         loans to total assets, at period-end


                               COLUMBIA BANCORP
                             Financial Highlights
                 (Dollars in Thousands, Except Per-Share Data)
                                  (Unaudited)

                                                As of and Six Months Ended
                                                        June 30,
                                              2004         2003      % Change

     NONINTEREST INCOME AND EXPENSE BREAKDOWN:
        Noninterest income:
            Fees charged for services          $2,034       $1,932       5.3%
            Gains and fees on sales of
             mortgage loans, net of costs         859        1,465     (41.4%)
            Net income (loss) on other
             real estate owned                    (14)          41    (134.1%)
            Commission earned on
             financial services sales             277          248      11.7%
            Other noninterest income              453          691     (34.4%)
                                                3,609        4,377     (17.5%)
        Noninterest expenses:
            Salaries and employee
             benefits                           7,952        7,835       1.5%
            Occupancy, net                      1,920        1,844       4.1%
            Equipment                           1,018          944       7.8%
            Data processing                     1,050          894      17.4%
            Marketing                             596          567       5.1%
            Other noninterest expenses          2,497        2,450       1.9%
                                               15,033       14,534       3.4%

    AVERAGE BALANCES:
        Federal funds sold and
         interest-bearing deposits (b)        $23,517      $34,501     (31.8%)
        Investment securities and
         securities available-for-sale        112,788      151,530     (25.6%)
        Loans, net of unearned income         862,357      698,940      23.4%
        Loans originated for sale (b)           6,758       15,931     (57.6%)
        Total earning assets                1,005,420      900,902      11.6%
        Total assets                        1,052,448      946,332      11.2%
        Interest-bearing deposits:
            NOW accounts                       87,612       89,078      (1.6%)
            Savings and money market
             accounts                         194,169      192,332       1.0%
            Time deposits                     331,255      281,217      17.8%
        Noninterest-bearing deposits          206,292      164,501      25.4%
        Total deposits                        795,257      727,128       9.4%
        Short-term borrowings (b)             117,267      111,364       5.3%
        Long-term borrowings                   20,231       20,000       1.2%
        Total interest-bearing
         liabilities                          750,534      693,991       8.1%
        Stockholders' equity                   87,960       78,979      11.4%

    YIELD ANALYSIS:
        Federal funds sold and interest-
         bearing deposits                       0.95%        1.19%
        Investment securities and securities
         available-for-sale (FTE)               4.38%        4.64%
        Loans, net of unearned income (FTE)     5.70%        6.13%
        Total yield on earning assets (FTE)     5.44%        5.69%

        Interest-bearing deposits
            NOW accounts                        0.14%        0.15%
            Savings and money market
             accounts                           0.37%        0.73%
            Time deposits                       2.38%        2.84%
        Short-term borrowings                   0.77%        0.75%
        Long-term borrowings                    5.34%        5.42%
        Total cost of interest-bearing
         liabilities                            1.43%        1.65%


                               COLUMBIA BANCORP
                             Financial Highlights
                 (Dollars in Thousands, Except Per-Share Data)
                                  (Unaudited)

                                               As of and Three Months Ended
                                                          June 30,
                                                2004         2003    % Change
    NONINTEREST INCOME AND EXPENSE BREAKDOWN:
        Noninterest income:
            Fees charged for services          $1,029         $994       3.5%
            Gains and fees on sales of
             mortgage loans, net of costs         508          834     (39.1%)
            Net income (loss) on other
             real estate owned                     (5)          30    (116.7%)
            Commission earned on
             financial services sales             137          125       9.6%
            Other noninterest income              203          460     (55.9%)
                                                1,872        2,443     (23.4%)
        Noninterest expenses:
            Salaries and employee
             benefits                           3,906        3,865       1.1%
            Occupancy, net                        944          920       2.6%
            Equipment                             505          495       2.0%
            Data processing                       532          484       9.9%
            Marketing                             296          335     (11.6%)
            Other noninterest expenses          1,321        1,236       6.9%
                                                7,504        7,335       2.3%

    AVERAGE BALANCES:
        Federal funds sold and
            interest-bearing deposits (b)     $37,521      $25,995      44.3%
        Investment securities and
         securities
            available-for-sale                103,384      151,508     (31.8%)
        Loans, net of unearned income         873,278      721,274      21.1%
        Loans originated for sale (b)           8,320       19,945     (58.3%)
        Total earning assets                1,022,503      918,722      11.3%
        Total assets                        1,071,793      965,980      11.0%
        Interest-bearing deposits:
            NOW accounts                       89,308       93,717      (4.7%)
            Savings and money market
             accounts                         194,197      198,470      (2.2%)
            Time deposits                     348,394      280,242      24.3%
        Noninterest-bearing deposits          221,033      168,554      31.1%
        Total deposits                        852,932      740,983      15.1%
        Short-term borrowings (b)             105,985      115,939      (8.6%)
        Long-term borrowings                   20,462       20,000       2.3%
        Total interest-bearing
         liabilities                          758,346      708,368       7.1%
        Stockholders' equity                   88,743       79,775      11.2%

    YIELD ANALYSIS:
        Federal funds sold and interest-
         bearing deposits                        0.96%        1.18%
        Investment securities and
         securities
            available-for-sale (FTE)             4.45%        4.59%
        Loans, net of unearned income
         (FTE)                                   5.68%        6.02%
        Total yield on earning assets
         (FTE)                                   5.38%        5.65%

        Interest-bearing deposits
            NOW accounts                         0.15%        0.10%
            Savings and money market
             accounts                            0.37%        0.64%
            Time deposits                        2.39%        2.78%
        Short-term borrowings                    0.77%        0.69%
        Long-term borrowings                     5.35%        5.50%
        Total cost of interest-bearing
         liabilities                             1.46%        1.56%

    (a) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
    (b) Variances reflect significant fluctuations in account balances due to the nature of the accounts.
    (c) The efficiency ratio (FTE) is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis plus noninterest income.

    Certain reclassifications of information previously reported have been made to conform with current presentation.


                                 COLUMBIA BANCORP
                       Consolidated Statements of Condition
                              (Dollars in Thousands)

                                            June 30,    June 30,  December 31,
                                               2004        2003          2003
                                                  (unaudited)        (audited)
    Assets
    Cash and due from banks                   $38,014     $55,410     $35,846
    Interest-bearing deposits with banks          207         217         205
    Federal funds sold                         43,547      72,128       3,292
    Investment securities                      69,803      92,302      77,344
    Securities available-for-sale              52,627      48,250      56,583
    Residential mortgage loans originated
     for sale                                   7,307      23,766       6,046

    Loan receivables:
        Real estate - development and
         construction                         314,480     236,813     283,599
        Commercial                            218,623     198,216     221,374
        Real estate - mortgage:
            Residential                        17,197      17,434      16,349
            Commercial                        166,963     148,965     143,723
        Retail, principally second
         mortgage loans
            and residential equity lines
            of credit                         182,560     149,360     169,298
        Other                                     707         156       1,504
    Total loans                               900,530     750,944     835,847
          Less: unearned income, net of
           origination costs                     (210)       (435)       (363)
           allowance for credit
            losses                            (11,241)     (9,864)    (10,828)
    Loans, net                                889,079     740,645     824,656

    Other real estate owned                       250          --          --
    Property and equipment, net                 6,948       7,882       7,332
    Prepaid expenses and other assets          19,134      19,541      17,951

              Total assets                 $1,126,916  $1,060,141  $1,029,255

    Liabilities
    Deposits:
          Noninterest-bearing                $240,117    $197,490    $206,323
          Interest-bearing                    650,884     586,507     581,285
              Total deposits                  891,001     783,997     787,608
    Short-term borrowings                     115,523     169,990     128,844
    Subordinated debentures                     6,186          --          --
    Long-term borrowings                       20,000      20,000      20,000
    Accrued expenses and other liabilities      6,167       5,616       7,354
              Total liabilities             1,038,877     979,603     943,806

    Stockholders' equity
    Common stock, $.01 par value per
     share; authorized
        10,000,000 shares; outstanding
         7,137,692, 7,118,529 and 7,170,882
         shares, respectively                      71          71          72
    Additional paid-in capital                 46,626      47,553      47,886
    Retained earnings                          41,506      32,957      37,561
    Accumulated other comprehensive income
     (loss)                                      (164)        (43)        (70)
              Total stockholders' equity       88,039      80,538      85,449

              Total liabilities and
               stockholders' equity        $1,126,916  $1,060,141  $1,029,255

      Certain reclassifications of information previously reported have been made to conform with current presentation.


                                 COLUMBIA BANCORP
                        Consolidated Statements of Income
                  (Dollars in Thousands, Except Per-Share Data)


                                          Six Months Ended  Three Months Ended
                                               June 30,          June 30,
                                            2004     2003     2004     2003
                                             (unaudited)       (unaudited)
    Interest income:
        Loans                              $24,289  $21,587  $12,267  $11,075
        Investment securities                2,263    3,408    1,051    1,675
        Federal funds sold and interest-
         bearing deposits with banks           111      206       90       78
              Total interest income         26,663   25,201   13,408   12,828
    Interest expense:
        Deposits                             4,346    4,721    2,278    2,285
        Borrowings                             989      949      477      473
              Total interest expense         5,335    5,670    2,755    2,758
              Net interest income           21,328   19,531   10,653   10,070
    Provision for credit losses                500    1,050      190      745
              Net interest income after
               provision for credit losses  20,828   18,481   10,463    9,325
    Noninterest income:
        Fees charged for services            2,034    1,932    1,029      994
        Gains and fees on sales of
         mortgage loans, net of costs          859    1,465      508      834
        Net income (loss) on other real
         estate owned                          (14)      41       (5)      30
        Commissions earned on financial
         services sales                        277      248      137      125
        Other                                  453      691      203      460
              Total noninterest income       3,609    4,377    1,872    2,443
    Noninterest expense:
        Salaries and employee benefits       7,952    7,835    3,906    3,865
        Occupancy, net                       1,920    1,844      944      920
        Equipment                            1,018      944      505      495
        Data processing                      1,050      894      532      484
        Marketing                              596      567      296      335
        Professional fees                      338      394      174      136
        Cash management services               280      290      158      149
        Deposit insurance                       99       98       50       49
        Other                                1,780    1,668      939      902
              Total noninterest expense     15,033   14,534    7,504    7,335
              Income before income taxes     9,404    8,324    4,831    4,433
    Income tax provision                     3,310    2,996    1,718    1,596
              Net income                    $6,094   $5,328   $3,113   $2,837

    Per common share data:
        Net income:  Basic                   $0.85    $0.75    $0.43    $0.40
                     Diluted                  0.82     0.73     0.42     0.39

        Cash dividends declared              $0.30    $0.25    $0.15   $0.125


      Certain reclassifications of information previously reported have been made to conform with current presentation.


                                 COLUMBIA BANCORP
           Reconciliation of GAAP-based Operating Performance Measures and Core Operating Performance Measures
                  (Dollars in Thousands, Except Per-Share Data)

                                          Six Months Ended  Three Months Ended
                                                June 30,          June 30,
                                             2004     2003     2004     2003
                                             (unaudited)       (unaudited)
    GAAP-based Operating Performance
     Measures:
       Net interest income                 $21,328  $19,531  $10,653  $10,070
       Provision for credit losses             500    1,050      190      745
       Noninterest income                    3,609    4,377    1,872    2,443
       Noninterest expense                  15,033   14,534    7,504    7,335
       Income before taxes                   9,404    8,324    4,831    4,433
       Income tax provision                  3,310    2,996    1,718    1,596
       Net income                            6,094    5,328    3,113    2,837

       Return on average assets               1.16%    1.14%    1.16%    1.18%
       Return on average equity              13.93%   13.60%   14.07%   14.26%
       Net interest margin                    4.27%    4.37%    4.18%    4.40%
       Efficiency ratio                      60.28%   60.79%   59.91%   58.62%

       Net income per share - diluted        $0.82    $0.73    $0.42    $0.39

    Non-GAAP adjustments
       Tax equivalent adjustment -
        net interest income                   $548     $233     $273     $113


    Core Operating Performance Measures
       Net interest income - tax
        equivalent                         $21,876  $19,764  $10,926  $10,183
       Tax equivalent adjustment              (548)    (233)    (273)    (113)
       Net interest income                  21,328   19,531   10,653   10,070
       Provision for credit losses             500    1,050      190      745
       Noninterest income                    3,609    4,377    1,872    2,443
       Noninterest expense                  15,033   14,534    7,504    7,335
       Income before taxes                   9,404    8,324    4,831    4,433
       Income tax provision                  3,310    2,996    1,718    1,596
       Net income                            6,094    5,328    3,113    2,837

       Return on average assets               1.16%    1.14%    1.16%    1.18%
       Return on average equity              13.93%   13.60%   14.07%   14.26%
       Net interest margin (FTE)              4.38%    4.42%    4.29%    4.45%
       Efficiency ratio (FTE)                58.98%   60.20%   58.63%   58.09%

       Net income per share - diluted        $0.82    $0.73    $0.42    $0.39


                                COLUMBIA BANCORP
                              Quarterly Highlights
                  (Dollars in Thousands, Except Per-Share Data)

                                                    2Q04              1Q04
                                                         (unaudited)
    SUMMARY OF OPERATING RESULTS:
      GAAP-based:
        Interest income                            $13,408           $13,255
        Interest expense                             2,755             2,580
          Net interest income                       10,653            10,675
        Provision for credit losses                    190               310
        Noninterest income                           1,872             1,737
        Noninterest expense                          7,504             7,529
          Income before taxes                        4,831             4,573
        Income tax provision                         1,718             1,592
          Net income                                 3,113             2,981

      Based on core operating performance (a):
        Tax-equivalent interest income             $13,681           $13,529
        Interest expense                             2,755             2,580
            Tax-equivalent net interest
             income                                 10,926            10,949
        Tax-equivalent adjustment                      273               274
            Net interest income                     10,653            10,675
        Provision for credit losses                    190               310
        Noninterest income                           1,872             1,737
        Noninterest expense                          7,504             7,529
            Income before taxes                      4,831             4,573
        Income tax provision                         1,718             1,592
        Net income                                   3,113             2,981

    PER SHARE DATA:
        Net income :
           GAAP-based:
              Basic                                  $0.43             $0.42
              Diluted                                 0.42              0.40
           Based on core operating
            performance (a):
              Basic                                   0.43              0.42
              Diluted                                 0.42              0.40
        Average number of shares
         outstanding:
            Basic                                7,170,585         7,178,797
            Diluted                              7,404,762         7,434,701
        Book value, at period end                   $12.33            $12.23
        Tangible book value, at period
         end                                         12.33             12.23
        Cash dividends declared                       0.15              0.15

    PERIOD END DATA:
        Loans, net of unearned income             $900,320          $864,753
        Investment securities and
         securities
           available-for-sale                      122,430           104,211
        Assets                                   1,126,916         1,083,798
        Noninterest-bearing deposits               240,117           220,700
        Interest-bearing deposits                  650,884           625,311
            Total deposits                         891,001           846,011
        Customer funding sources (a)             1,001,524           963,051
        Stockholders' equity                        88,039            87,934

                                COLUMBIA BANCORP
                              Quarterly Highlights
                  (Dollars in Thousands, Except Per-Share Data)

                                                    2Q04              1Q04
                                                           (unaudited)
    PERFORMANCE RATIOS:
      GAAP-based:
        Return on average assets                     1.16%             1.16%
        Return on average stockholders'
         equity                                     14.07%            13.75%
        Net interest margin                          4.18%             4.34%
        Efficiency ratio                            59.91%            60.66%
      Based on core operating performance
       (a):
        Return on average assets                     1.16%             1.16%
        Return on average stockholders'
         equity                                     14.07%            13.75%
        Net interest margin (FTE)                    4.29%             4.46%
        Efficiency ratio (FTE)                      58.63%            59.35%

    CAPITAL RATIOS:
        Period-end capital to risk-
         weighted assets:
            Tier 1                                   9.45%             9.04%
            Total                                   10.58%            10.20%
        Period-end tier 1 leverage ratio             8.79%             8.34%

    ASSET QUALITY:
        Allowance for credit losses to
         loans, net
             of unearned income, at
              period-end                             1.25%             1.28%
        Net recoveries (charge-offs)                   $10              $(97)
        Annualized net recoveries
         (charge-offs) to
              average loans, net of
               unearned income                       0.00%            (0.05%)
        Nonperforming assets:
            Nonaccrual loans                        $1,095            $1,168
            Restructured loans                          --                --
            Loans 90+ days past due and
             accruing                                   91                69
            Other real estate owned                    250               250
                Total nonperforming
                 assets                             $1,436            $1,487
        Nonperforming and past due loans
         to total
            loans, net of unearned
             income, at period-end                   0.13%             0.14%
        Nonperforming assets and past due
         loans
            to total assets, at period-
             end                                     0.13%             0.14%

    NONINTEREST INCOME AND EXPENSE
     BREAKDOWN:
        Noninterest income:
            Fees charged for deposit
             services                               $1,029            $1,005
            Gains on sales of mortgage
             loans, net of costs                       508               351
            Net income (loss) on other
             real estate owned                          (5)               (9)
            Commissions earned on
             financial services sales                  137               140
            Other noninterest income                   203               250
                  Total noninterest
                   income                           $1,872            $1,737

        Noninterest expenses:
            Salaries and payroll taxes              $3,618            $3,684
            Employee benefits                          288               362
            Occupancy, net                             944               976
            Equipment                                  505               513
            Data processing                            532               518
            Marketing                                  296               300
            Other noninterest expenses               1,321             1,176
                  Total noninterest
                   expenses                         $7,504            $7,529


                                COLUMBIA BANCORP
                              Quarterly Highlights
                  (Dollars in Thousands, Except Per-Share Data)
                                                     2Q04              1Q04
                                                           (unaudited)
     AVERAGE BALANCES:
        Federal funds sold and interest
         bearing deposits                          $37,521            $9,513
        Investment securities and
         securities
            available-for-sale                     103,384           122,192
        Loans, net of unearned income              873,278           851,436
        Loans originated for sale (b)                8,320             5,196
        Total earning assets                     1,022,503           988,337
        Total assets                             1,071,793         1,033,102
        Interest-bearing deposits:
            NOW accounts                            89,308            85,917
            Savings and money market
             accounts                              194,197           194,141
            Time deposits                          348,394           314,116
        Noninterest-bearing deposits               221,033           191,551
        Total deposits                             852,932           785,725
        Short-term borrowings (b)                  105,985           128,547
        Long-term borrowings                        20,462            20,000
        Total interest-bearing
         liabilities                               758,346           742,721
        Stockholders' equity                        88,743            87,180

    YIELD ANALYSIS:
        Federal funds sold and interest
         bearing deposits                            0.96%             0.89%
        Investment securities and
         securities available-for-sale (FTE)         4.45%             4.30%
        Loans, net of unearned income
         (FTE)                                       5.68%             5.71%
        Total yield on earning assets
         (FTE)                                       5.38%             5.49%

        Interest-bearing deposits
            NOW accounts                             0.15%             0.13%
            Savings and money market accounts        0.37%             0.36%
            Time deposits                            2.39%             2.39%
        Short-term borrowings                        0.77%             0.77%
        Long-term borrowings                         5.35%             5.36%
        Total cost of interest-bearing liabilities   1.46%             1.40%


        (a) Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items where applicable. There were no non-recurring items in the periods presented.
        (b) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

          Certain reclassifications of information previously reported have been made to conform with current presentation.


                                 COLUMBIA BANCORP
                               Quarterly Highlights
                  (Dollars in Thousands, Except Per-Share Data)

                                       4Q03       3Q03       2Q03       1Q03

    SUMMARY OF OPERATING RESULTS:
      GAAP-based:
        Interest income              $13,151    $13,051    $12,828    $12,373
        Interest expense               2,507      2,559      2,758      2,912
          Net interest income         10,644     10,492     10,070      9,461
        Provision for credit
         losses                          120         --        745        305
        Noninterest income             1,848      2,737      2,444      1,934
        Noninterest expense            7,587      7,849      7,335      7,199
          Income before taxes          4,785      5,380      4,434      3,891
        Income tax provision           1,652      1,937      1,597      1,400
          Net income                   3,133      3,443      2,837      2,491

      Based on core operating
       performance (a):
        Tax-equivalent interest
         income                      $13,339    $13,169    $12,941    $12,493
        Interest expense               2,507      2,559      2,758      2,912
            Tax-equivalent net
             interest income          10,832     10,610     10,183      9,581
        Tax-equivalent adjustment        188        118        113        120
            Net interest income       10,644     10,492     10,070      9,461
        Provision for credit losses      120         --        745        305
        Noninterest income             1,848      2,737      2,444      1,934
        Noninterest expense            7,587      7,849      7,335      7,199
            Income before taxes        4,785      5,380      4,434      3,891
        Income tax provision           1,652      1,937      1,597      1,400
        Net income                     3,133      3,443      2,837      2,491

    PER SHARE DATA:
        Net income :
           GAAP-based:
              Basic                    $0.44      $0.48      $0.40      $0.35
              Diluted                   0.42       0.47       0.39       0.34
           Based on core operating
            performance (a):
              Basic                     0.44       0.48       0.40       0.35
              Diluted                   0.42       0.47       0.39       0.34
        Average number of shares
         outstanding:
            Basic                  7,164,091  7,137,668  7,117,805  7,115,612
            Diluted                7,413,256  7,387,088  7,346,462  7,290,541
        Book value, at period end     $11.92     $11.65     $11.31     $11.02
        Tangible book value, at
         period end                    11.92      11.65      11.31      11.02
        Cash dividends declared        0.150      0.125      0.125      0.125

    PERIOD END DATA:
        Loans, net of unearned
         income                     $835,484   $797,108   $750,509   $696,322
        Investment securities and
         securities
           available-for-sale        133,927    142,048    140,552    145,714
        Assets                     1,029,255  1,013,492  1,060,141    993,570
        Noninterest-bearing
         deposits                    206,323    190,576    197,490    182,421
        Interest-bearing deposits    581,285    584,401    586,507    565,106
            Total deposits           787,608    774,977    783,997    747,527
        Customer funding sources
         (a)                         887,930    897,860    937,758    877,955
        Stockholders' equity          85,449     83,132     80,538     78,422



                                 COLUMBIA BANCORP
                               Quarterly Highlights
                  (Dollars in Thousands, Except Per-Share Data)

                                       4Q03       3Q03       2Q03       1Q03

    PERFORMANCE RATIOS:
      GAAP-based:
        Return on average assets       1.23%      1.36%      1.18%      1.09%
        Return on average
         stockholders' equity         14.55%     16.56%     14.26%     12.92%
        Net interest margin            4.36%      4.34%      4.40%      4.35%
        Efficiency ratio              60.73%     59.33%     58.61%     63.18%
      Based on core operating
       performance (a):
        Return on average assets       1.23%      1.36%      1.18%      1.09%
        Return on average
         stockholders' equity         14.55%     16.56%     14.26%     12.92%
        Net interest margin (FTE)      4.43%      4.39%      4.45%      4.40%
        Efficiency ratio (FTE)        59.83%     58.81%     58.09%     62.52%

    CAPITAL RATIOS:
        Period-end capital to
         risk-weighted assets:
            Tier 1                     9.28%      9.31%      9.20%      9.62%
            Total                     10.45%     10.49%     10.33%     10.73%
        Period-end tier 1 leverage
         ratio                         8.43%      8.30%      8.34%      8.49%

    ASSET QUALITY:
        Allowance for credit
         losses to loans, net
             of unearned income,
              at period-end            1.30%      1.32%      1.31%      1.31%
        Net recoveries (charge-
         offs)                          $148       $695        $21       $(45)
        Annualized net recoveries
         (charge-offs) to
              average loans, net
               of unearned income      0.07%      0.36%      0.01%     (0.03%)
        Nonperforming assets:
            Nonaccrual loans            $892       $974       $720       $806
            Restructured loans            --         --        643         --
            Loans 90+ days past
             due and accruing             72        127        112        164
            Other real estate
             owned                        --         --         --         --
                Total
                 nonperforming
                 assets                 $964     $1,101     $1,475       $970
        Nonperforming and past due
         loans to total loans,
             net of unearned
              income, at period-
              end                      0.12%      0.14%      0.20%      0.14%
        Nonperforming assets and
         past due loans
            to total assets, at
             period-end                0.09%      0.11%      0.14%      0.10%

    NONINTEREST INCOME AND EXPENSE
     BREAKDOWN:
        Noninterest income:
            Fees charged for
             deposit services         $1,006     $1,056       $994       $938
            Gains on sales of
             mortgage loans, net
             of costs                    322      1,168        834        630
            Net income (loss) on
             other real estate
             owned                         2        (21)        30         11
            Gain on sale of
             investment securities        --         28         --         --
            Gain (loss) on sale of
             other assets, net            (3)        (6)         --        (1)
            Commissions earned on
             financial services
             sales                       150        208        125        123
            Other noninterest
             income                      371        304        461        233
                  Total
                   noninterest
                   income             $1,848     $2,737     $2,444     $1,934

        Noninterest expenses:
            Salaries and payroll
             taxes                    $3,583     $3,717     $3,610     $3,440
            Employee benefits            718        598        255        530
            Occupancy, net             1,000        974        920        924
            Equipment                    514        500        495        449
            Data processing              498        563        484        410
            Marketing                    199        272        335        232
            Other noninterest
             expenses                  1,075      1,225      1,236      1,214
                  Total
                   noninterest
                   expenses           $7,587     $7,849     $7,335     $7,199


                                 COLUMBIA BANCORP
                               Quarterly Highlights
                  (Dollars in Thousands, Except Per-Share Data)

                                       4Q03       3Q03       2Q03       1Q03

    AVERAGE BALANCES:
        Federal funds sold and
         interest bearing deposits    $8,584    $23,355    $25,995    $43,101
        Investment securities and
         securities available
          -for-sale                  135,749    139,201    151,508    151,552
        Loans, net of unearned
         income                      818,038    772,604    721,274    676,358
        Loans originated for sale (b)  6,891     24,081     19,945     11,872
        Total earning assets         969,262    959,241    918,722    882,883
        Total assets               1,012,865  1,003,752    965,980    926,466
        Interest-bearing deposits:
            NOW accounts              86,806     92,491     93,717     84,388
            Savings and money
             market accounts         207,351    205,166    198,470    186,126
            Time deposits            292,383    280,345    280,242    282,201
        Noninterest-bearing
         deposits                    192,030    182,221    168,554    160,133
        Total deposits               778,570    760,223    740,983    712,848
        Short-term borrowings (b)    124,563    137,021    115,939    106,739
        Long-term borrowings          20,000     20,000     20,000     20,000
        Total interest-bearing
         liabilities                 731,103    735,023    708,368    679,454
        Stockholders' equity          85,420     82,502     79,775     78,182

    YIELD ANALYSIS:
        Federal funds sold and
         interest bearing deposits     0.88%      0.95%      1.18%      1.20%
        Investment securities and
         securities
            available-for-sale
             (FTE)                     3.96%      4.34%      4.59%      4.69%
        Loans, net of unearned
         income (FTE)                  5.75%      5.77%      6.02%      6.25%
        Total yield on earning
         assets (FTE)                  5.46%      5.45%      5.65%      5.74%

        Interest-bearing deposits
            NOW accounts               0.10%      0.10%      0.10%      0.19%
            Savings and money market
             accounts                  0.37%      0.37%      0.64%      0.82%
            Time deposits              2.46%      2.62%      2.78%      2.90%
        Short-term borrowings          0.68%      0.57%      0.69%      0.81%
        Long-term borrowings           5.34%      5.71%      5.50%      5.34%
        Total cost of interest-
         bearing liabilities           1.36%      1.38%      1.56%      1.74%

    (a) Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items, where applicable. There were no non-recurring items in the periods presented.

    (b) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

           Certain reclassifications of information previously reported have been made to conform with current presentation.

SOURCE  Columbia Bancorp
    -0-                             07/15/2004
    /CONTACT: John A. Scaldara, Jr., President and COO, Columbia Bancorp, +1-410-423-8012/
    /Company News On-Call: http://www.prnewswire.com/comp/127921.html/ /Web site: http://www.columbank.com /
    (CBMD)

CO:  Columbia Bancorp
ST:  Maryland
IN:  FIN
SU:  ERN